SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  //
Filed by a Party other than the Registrant /x/

Check the appropriate box:
/ / Preliminary Proxy Statement            / /  Confidential, for the use
                                                of the Commission only (as
                                                permitted by Rule 14a-6(e)(2))

/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/x/ Soliciting Material Pursuant to Rule 14a-12


                            WACHOVIA CORPORATION
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              (Name of Registrant As Specified In Its Charter)


                            SUNTRUST BANKS, INC.
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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/    No fee required.
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)     Title of each class of securities to which transaction applies:

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2)     Aggregate number of securities to which transaction applies:

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3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)     Proposed maximum aggregate value of transaction:

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5)     Total fee paid:

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/ /    Fee paid previously with preliminary materials.

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/ /    Check box if any part of the fee is offset as provided by
       Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)     Amount previously paid:

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2)     Form, Schedule or Registration Statement No.

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3)     Filing party:

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4)     Date filed:

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         The following are advertisements which ran in various publications in North Carolina and South Carolina on May 20, 2001.


                        [SunTrust Banks, Inc. Logo]

                            Simply A Better Deal

As you may have heard, both SunTrust and First Union have made proposals to merge with Wachovia. Since we announced our proposal on May 14, we have been gratified by the overwhelmingly positive response we have received from many shareholders and employees. We believe our proposal is simply better by every measure:

|X|      Higher price
|X|      Bigger dividend
|X|      Better-performing stock
|X|      No merger-related branch closings in the Carolinas
|X|      Fewer job losses
|X|      Better cultural fit

Don't just take our word for it. Here's what others are saying:


"SunTrust has made a superior offer. Superior in terms of 1) value, 2) dividend, 3) lower expense takeouts. While the First Union offer was good for First Union, in our view, it does not stand up well to the terms SunTrust has put forth."
--George A. Bicher, Deutsche Banc Alex. Brown Inc., May 14, 2001

"[The SunTrust offer is] significantly higher, more compelling from a cultural standpoint, and just a whole lot more believable in its assumptions."
--Nancy A. Bush, Ryan, Beck & Co., May 14, 2001

"I think the cultures (of SunTrust and Wachovia) are closer, so the execution will be better. I think the rank-and-file employees will be more comfortable with SunTrust than First Union, and that's what matters...In the Carolinas especially, which is the heart of the Wachovia franchise, the average employee sees SunTrust being in a similar class as their own bank." --David Stumpf, A.G. Edwards & Sons, Inc., in Dow Jones, May 15, 2001

"The SunTrust offer currently appears more financially attractive with less risk given the higher premium, higher dividend and less aggressive cost savings assumptions."
--Lana Chan, CIBC World Markets Corp., May 15, 2001

"We view the proposed SunTrust/Wachovia deal as a good strategic fit for SunTrust and as a more attractive deal for Wachovia shareholders, as they would receive a stronger currency in a fundamentally superior franchise with a management team that has effectively maneuvered through a difficult operating environment."
--Chris M. Mutascio, Legg Mason Wood Walker, Inc., May 15, 2001

"SunTrust's unsolicited offer to acquire Wachovia appears to be the better offer based on significantly lower credit risk, achievable cost savings, a better operational fit, a stronger currency and a higher purchase price." --Claire M. Percarpio, Janney Montgomery Scott LLC, May 16, 2001

A SunTrust/Wachovia merger would bring together two compatible and complementary Southeastern banking institutions--with similar management philosophies and corporate cultures--to create the region's leading financial services franchise.

This is simply a better deal for Wachovia shareholders--as well as for its employees, customers and communities. We look forward to working with you to make it a reality.

On May 14, 2001 SunTrust filed with the Securities and Exchange Commission ("SEC") a preliminary proxy statement for solicitation of proxies from Wachovia stockholders in connection with the Wachovia 2001 annual meeting of stockholders. Subject to future developments, SunTrust intends to file with the SEC a registration statement at a date or dates subsequent hereto to register the SunTrust shares to be issued in the proposed transaction. Investors and security holders are urged to read the proxy statement and registration statement (when available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. Investors and security holders may obtain a free copy of the proxy statement and the registration statement (when available) and other relevant documents at the SEC's Internet web site at www.sec.gov. The proxy statement, the registration statement (when available) and such other documents may also be obtained free of charge from SunTrust by directing such request to: SunTrust, 303 Peachtree Street, N.E., Atlanta, GA 30308,
Attention: Gary Peacock (404-658-4753). SunTrust, its directors and executive officers and certain other persons may be deemed to be "participants" in SunTrust's solicitation of proxies from Wachovia stockholders. A detailed list of the names, affiliations and interests of the participants in the solicitation is contained in SunTrust's preliminary proxy statement on Schedule 14A, filed with the SEC on May 14, 2001.

         The following is an advertisement which ran in various publications in Georgia and Virginia on May 20, 2001.

                        [SunTrust Banks, Inc. Logo]


                            Simply A Better Deal

As you may have heard, both SunTrust and First Union have made proposals to merge with Wachovia. Since we announced our proposal on May 14, we have been gratified by the overwhelmingly positive response we have received from many shareholders and employees. We believe our proposal is simply better by every measure:

|X|      Higher price
|X|      Bigger dividend
|X|      Better-performing stock
|X|      Fewer branch closings and job losses
|X|      Better cultural fit

Don't just take our word for it. Here's what others are saying:

"SunTrust has made a superior offer. Superior in terms of 1) value, 2) dividend, 3) lower expense takeouts. While the First Union offer was good for First Union, in our view, it does not stand up well to the terms SunTrust has put forth."
--George A. Bicher, Deutsche Banc Alex. Brown Inc., May 14, 2001

"[The SunTrust offer is] significantly higher, more compelling from a cultural standpoint, and just a whole lot more believable in its assumptions."
--Nancy A. Bush, Ryan, Beck & Co., May 14, 2001

"I think the cultures (of SunTrust and Wachovia) are closer, so the execution will be better. I think the rank-and-file employees will be more comfortable with SunTrust than First Union, and that's what matters." --David Stumpf, A.G. Edwards & Sons, Inc., in Dow Jones, May 15, 2001

"The SunTrust offer currently appears more financially attractive with less risk given the higher premium, higher dividend and less aggressive cost savings assumptions."
--Lana Chan, CIBC World Markets Corp., May 15, 2001

"We view the proposed SunTrust/Wachovia deal as a good strategic fit for SunTrust and as a more attractive deal for Wachovia shareholders, as they would receive a stronger currency in a fundamentally superior franchise with a management team that has effectively maneuvered through a difficult operating environment."
--Chris M. Mutascio, Legg Mason Wood Walker, Inc., May 15, 2001

"SunTrust's unsolicited offer to acquire Wachovia appears to be the better offer based on significantly lower credit risk, achievable cost savings, a better operational fit, a stronger currency and a higher purchase price." --Claire M. Percarpio, Janney Montgomery Scott LLC, May 16, 2001

A SunTrust/Wachovia merger would bring together two compatible and complementary Southeastern banking institutions--with similar management philosophies and corporate cultures--to create the region's leading financial services franchise.

This is simply a better deal for Wachovia shareholders--as well as for its employees, customers and communities. We look forward to working with you to make it a reality.

On May 14, 2001 SunTrust filed with the Securities and Exchange Commission ("SEC") a preliminary proxy statement for solicitation of proxies from Wachovia stockholders in connection with the Wachovia 2001 annual meeting of stockholders. Subject to future developments, SunTrust intends to file with the SEC a registration statement at a date or dates subsequent hereto to register the SunTrust shares to be issued in the proposed transaction. Investors and security holders are urged to read the proxy statement and registration statement (when available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. Investors and security holders may obtain a free copy of the proxy statement and the registration statement (when available) and other relevant documents at the SEC's Internet web site at www.sec.gov. The proxy statement, the registration statement (when available) and such other documents may also be obtained free of charge from SunTrust by directing such request to: SunTrust, 303 Peachtree Street, N.E., Atlanta, GA 30308,
Attention: Gary Peacock (404-658-4753). SunTrust, its directors and executive officers and certain other persons may be deemed to be "participants" in SunTrust's solicitation of proxies from Wachovia stockholders. A detailed list of the names, affiliations and interests of the participants in the solicitation is contained in SunTrust's preliminary proxy statement on Schedule 14A, filed with the SEC on May 14, 2001.